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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 12, 2001
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                               U.S. Pawn , Inc.
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              (Exact name of Registrant as specified in charter)

                                   Colorado
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                (State or other jurisdiction of incorporation)

              0-18291                                  84-0819941
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     (Commission File Number)              (IRS Employee Identification No.)

       7215 Lowell Boulevard, Westminster, CO                         80030
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (303) 657-3550
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On January 12, 2001, the Registrant's stockholders approved the sale of substantially all of the Registrant's assets to Pawn-One, Inc. and the merger of the Registrant with U.S. Remodelers, Inc. In addition, the Registrant's stockholders (i) approved the reincorporation of the Registrant in Delaware and changing the Registrant's name to U.S. Home Systems, Inc.; (ii) elected five new directors; and (iii) approved a new stock option plan.

     With respect to the one share for three shares reverse stock split proposal, the Registrant adjourned the meeting to February 7, 2001 in order to consider increasing the reverse stock split up to a maximum of one share for 4.2 shares in order to meet Nasdaq requirements as to the Registrant's stock price following its new Nasdaq application.

Item 7. Exhibits.


               Exhibit Number                            Description
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                    20.1               News Release dated January 16, 2001



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       U.S. Pawn, Inc.
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                                                         (Registrant)

Date: January 16, 2001
                                                  By: /s/ Charles C. Van Gundy
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                                                      Charles C. Van Gundy
                                                      Chief Executive Officer